UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Media & Telecommunications Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a somewhat weak end to 2016, fast-growing media and telecommunications shares resumed their ascent in early 2017. Once again, Internet-oriented media stocks fared much better than incumbent firms, particularly cable and telecommunications companies. I am pleased to report that our significant focus on the former helped us easily outperform our Lipper peer benchmark, and I am confident that further gains lie ahead. As I discuss in some detail below, however, society will eventually have to figure out how to adapt to the rapid technological advances that are funneling such massive rewards to a small set of leading companies.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 19.84% in the six months ended June 30, 2017, a gain that was more than quadruple the return of the Lipper Telecommunication Funds Average. The fund’s long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category for two of the longer-term time periods ended in June. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 4 of 35, 1 of 34, 2 of 33, and 1 of 23 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. Returns for I Class shares varied, reflecting their different fee structure. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks recorded strong overall gains in the first half of the fund’s fiscal year. Several factors were behind the rally, but chief among them appeared to be a resurgence in corporate profit growth. Markets rallied early in 2017 as earnings reports showed an overall rise in profits in the final quarter of 2016, the first gain (measured against the same period a year before) since early 2015. Profits grew even faster in the first quarter—nearly 14% for the S&P 500 as a whole, according to analytics firm FactSet—providing a further boost to markets when earnings reports were released in April and May. A swing to profitability in the energy sector was partly behind the rebound, but materials, financials, and information technology companies also posted strong earnings gains.

Hopes for faster economic growth also fed the rally, but the evidence here was less compelling. Payroll gains and other labor market indicators remained healthy, and consumer sentiment gauges stayed elevated after their bounce following November’s elections. Surveys of business confidence also showed a high level of optimism, and gauges of manufacturing and service sector activity indicated continued expansion. A gap between such “soft” survey data and hard data on spending and investment soon emerged, however. Inflation pressures and retail sales remained moderate, and measures of industrial output, such as durable goods orders, suggested only muted business investment. Indeed, data on gross domestic product revealed that the economy had expanded at an annualized rate of only 1.4% in the first quarter, although most observers expected a bounce in the second quarter.

With the economy seemingly stuck on its modest longer-term growth path, hopes for a “Trump reflation” fed by tax cuts and infrastructure spending faded. The Republicans’ struggles in repealing and replacing Obamacare—described by GOP leaders as a necessary first step before tackling tax reform—seemed to provoke periodic, if temporary, downturns in the market. President Trump’s ongoing political controversies also seemed to threaten the administration’s broader agenda and spark bouts of volatility.

As expectations dwindled that the economy would shift into higher gear, market leadership shifted back toward fast-growing companies and away from cyclically sensitive firms. Internet-focused companies within the fund’s Lipper benchmark recorded an overall return of over 30%, for example, while more stable telecommunication services firms—nearly two-thirds of the benchmark but only about a quarter of the fund—returned under 4%. The media segment within the benchmark returned just over 14%.

PORTFOLIO REVIEW

As has often been the case in recent years, the fund’s focus on fast-growing media and Internet-related stocks greatly benefited its results and helped it stand out from portfolios focused on the slow-growing, incumbent telecommunication services sector. While our holdings were not uniformly strong, of course, it is notable that eight of our top 10 positions in terms of portfolio weighting (as of June 30, 2017) were also among our top 10 contributors to results. For example, our biggest position, Amazon.com, contributed the most to absolute results, and our second largest, Priceline, was our third-best contributor. (Please refer to the portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

To a large extent, this pattern reflected the growing dominance of the best-positioned and largest firms in our sector. Amazon continued to see rapid growth in its two main businesses, online retail and Amazon Web Services, while operating margins improved. Investors also welcomed the company’s acquisition of Whole Foods Market. China’s Alibaba Group Holding replicated Amazon’s success in its home market, seeing growth in its retail and online businesses, and management’s guidance on future growth was much stronger than the market expected. Priceline and China’s Ctrip.com International also expanded in tandem in the travel market. Facebook and Tencent Holdings, a diversified Chinese Internet company, also performed exceptionally well.

While telecommunications stocks have often taken a back seat in the market in recent years, we are pleased to report that three of our best contributors over the past six months came from the segment. Cellular tower firm American Tower reported strong growth both in the U.S. and overseas, and rival Crown Castle International saw particular success in its small-cell network operations, which address the growing demand for low-powered and limited-range access nodes in cellular networks. T-Mobile US continued to disrupt the U.S. wireless market and benefited from speculation that it would be acquired. Verizon Communications is one of the companies that has seen its position threatened by T-Mobile, and our small position detracted from absolute results—although our underweight benefited returns relative to our Lipper benchmark.

Traditional media stocks, which are a smaller part of the portfolio, offered mixed results. We enjoyed good returns from cable operator Comcast (which is classified as a media firm, although we view it as more of a telecommunications company). The company announced in May that it was joining with Charter Communications to offer wireless and broadband services. Twenty-First Century Fox and other cable TV content providers suffered from worries over falling advertising revenues, although we continue to believe Fox is among the best positioned in the industry given its slate of premium sports and partisan news offerings. We have less faith in the future of Discovery Communications, which weighed on returns before we eliminated it from the portfolio. We are maintaining our position in European cable operator Liberty Global, which has been a poor performer in recent months but boasts an excellent high-speed network and is currently valued quite attractively in comparison with peers in other markets with similar growth profiles.

A notable addition to the fund over the past six months included a position in Snap, the parent company of the popular messaging service Snapchat. We had made an earlier private investment in the company, and we added to our position once the company went public in March. We are keeping in mind that this is a high-risk/high-reward position and one that will probably be volatile as management tries to find a way to monetize Snapchat’s massive user base. We also took a new position in Xilinx, a semiconductor firm that should benefit from the growing use of its chips in data centers.

OUTLOOK

A common talking point in the financial press in recent months has been the dominance of technology stocks in the market. For example, by one measure, seven of the 10 largest companies in the world by market capitalization are now technology firms: Apple, Alphabet, Microsoft, Amazon, Facebook, Alibaba, and Tencent Holdings. (The other three are Berkshire Hathaway, Johnson & Johnson, and ExxonMobil, although the list varies with market movements.) To many commentators, this is a sure sign of a technology bubble, as any time a sector grows so large, a fall—or at least underperformance—is sure to follow.

To be sure, you always have to be careful when you say that this time is different. Nevertheless, there is one glaring but generally unrecognized difference between technology’s current dominance and past periods of market concentration—revenue growth. The seven technology companies listed above averaged year-over-year revenue growth of better than 30% in their most recent quarter. If you remove the two most mature companies, Apple and Microsoft, they averaged over 40% growth! When is the last time so many of the top market-cap companies in the world averaged growth rates anywhere near these levels? The answer, I suspect, is never.

In short, there is strong evidence to suggest that there is, indeed, something unique going on this time—the digitization of the economy. Much of the disruption since the birth of the Internet has been focused on the media sector, as we have seen consumption and advertising move online. Retail has also seen disruption, but the pace in this arena has been slower because of the sheer size of the retail market as well as the necessary physical investments that have to be made by e-commerce companies. While some categories, such as books, music, video, and consumer electronics, felt the effects of e-commerce earlier, it is only recently that the effects in categories like apparel and consumables are being felt. Moreover, it is worth keeping in mind that the commercial Internet is just a couple of decades old, with the first Web browsers appearing in the early 1990s. That is not old when you think of the life span of an industry—in human terms, the industry has probably just passed puberty and is in late adolescence.

In my view, the disruption will only increase from here, not lessen. All areas of the economy, not just the media and retail sectors, will feel the effects of digitization. If you looked at all the areas of our economy and were starting with a clean sheet of paper, it is very unlikely you would rebuild things exactly as they exist today. In other words, much of what exists today would appear to be obsolete. Industries always evolve over time, but the shift to digital and the increasing importance of software and data will be major driving forces behind such evolution in the coming years.

It is within this context that I think it makes sense to look at the large technology companies listed above. What these companies have in common is a strong platform offering low-cost distribution, great software capabilities, access to data and talent, and computing power. What they do not have are legacy business models to cling to, and thus, they do not suffer from what Harvard Business School Professor Clayton Christensen called “the innovator’s dilemma,” which is the need to nurture incumbent products and customer bases rather than explore new ones. They see all of the changes brought about by digitization as an opportunity—one that they are uniquely well equipped to go after. In essence, they are eating the economy, and there is a lot to feast on.

The speed at which disruption happens will vary based on industry and country, but in the end all will be impacted. It’s inevitable.

It seems to me that we’ve reached a point where some of the current disruption, particularly in the retail sector, has begun to attract increasing attention from the average observer. Individuals, incumbent companies, and the press are also speculating about areas soon to be disrupted, which is drawing the attention of regulators. The potential for self-driving vehicles to disrupt both the auto and trucking industries is a prime example. As people are becoming more aware, they are also growing scared in many cases. Not only do taxi and truck drivers face threats from self-driving vehicles, for example, but so do Uber drivers, who themselves were on the leading edge of change only a few years ago.

When consumers, workers, companies, or regulators get scared, they tend to lash out. They attack the entity that is forcing change for making them uneasy. In their eyes, the company bringing about change must be the bad guy because, clearly, if that company were not taking action, the threat would not exist. Of course, it is not that simple, because another firm would probably be exploiting the same technology. But if you attribute the problem to a single bad actor, it seems an easier one to solve.

Inevitably, this raises questions about whether these companies are becoming too powerful and what regulators around the world might do about it—questions that are very difficult to answer with any confidence or specificity. For one thing, there are so many different regulators worldwide, each with its own set of rules and perspectives. The specific issues around each company are also different. Further, the seven companies listed earlier aren’t the only ones disrupting the global economy. There are many others that, while not as large, will have a meaningful cumulative impact. And it is very likely that a few of these companies will grow into behemoths themselves over time.

What I believe is certain is that these shifting tectonic plates will not be stopped. Regulators are very unlikely to have a material overall impact by tackling these companies one by one, issue by issue. This is basically what the European Union is attempting to do with its recent $2.7 billion antitrust fine levied on Google. Addressing this phenomenon will not be as simple as a government body declaring a company is too powerful and bringing it down to size so that all is right with the world again. Too many companies are pushing the ball forward—if one gets smacked down, the others will pick up the ball and run with it. In my view, you cannot fight the future. You can kick and drag your feet, complain, or put your head in the sand, but the future will still come.

One wishes that, instead of fighting the future, enterprises, citizens, and regulators would recognize it and prepare for the disruption ahead. Regrettably, that’s not how things work. Many people do not want to learn new skills, feel they are too old to get new training or return to school, or are reluctant to move to where the new jobs can be found. For their part, companies are located in the wrong places, have the wrong employee bases, and have sunk investments in assets from which they do not want to walk away. Regulators need votes from these scared citizens, so they focus on “protecting” them. Change, evolution, and increased efficiency are great for the whole system, but whether they are beneficial for any one individual depends on where that person sits in the ecosystem.

Some of these obstacles can be easily addressed by proactive governments and individual agents, but others cause real dislocations and inequities. There needs to be a system in place to help society, governments, and institutions evolve. This is not an easy issue to grapple with by any means, and nobody knows the best way to do it, although I’m sure many will have opinions. In my view, a more sustainable and comprehensive solution will focus on the underlying drivers causing this disruption and will lead to an economic construct that addresses these issues broadly, regardless of which specific company is utilizing modern tools to overhaul a given aspect of the marketplace.

The risk, in my view, is that too much weight will be given to opinions that are focused on the short-term issue—for example, the specific company that is threating a constituency whose votes are needed to help someone with regulatory oversight get reelected. In other words, change gets politicized. If regulators go the way of chasing individual companies for particular misdeeds as they see them, then they will never get in front of the issue—governments move far too slowly to keep up with the current pace of technology’s advance. Unfortunately, it is too easy for regulators and politicians to point fingers, pander to constituencies, collect votes, stay in office, and rinse and repeat.

From another perspective, the good news is that pessimists cannot be right in their view that leading technology companies are simultaneously existential threats due to their market-devouring power and drastically overvalued because of unrealistic growth expectations. Only one can be true, and I’d discount the latter. In fact, given our growth expectations, the valuations of these companies appear very reasonable—it doesn’t appear that these are simply fast-growing companies whose market caps have overly expanded due to investor exuberance.

In summary, I am confident that further gains lie ahead for our shareholders, even if the political environment grows more clouded. I am pleased to work with a large team of global analysts who keep me informed about the promise—as well as potential pitfalls—awaiting our holdings, and I look forward to reporting to you again in six months.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

July 12, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Amazon.com	10.2%
Priceline	6.8
Alibaba Group Holding	6.0
Facebook	6.0
American Tower	5.7
T-Mobile US	5.4
Alphabet	5.4
Crown Castle International	4.9
Comcast	4.9
Tencent Holdings	3.2
Liberty Global	3.0
Ctrip.com International	2.9
PayPal Holdings	2.5
Charter Communications	2.5
Verizon Communications	2.4
SBA Communications	2.0
Equinix	1.7
Netflix	1.7
Liberty Broadband	1.5
Baidu	1.4
Iliad	1.4
Vodafone	1.3
Qualcomm	1.2
Twenty-First Century Fox	1.1
ServiceNow	1.1
Total	86.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/17

Best Contributors		Worst Contributors	
Amazon.com	216¢	Verizon Communications	-41¢
Alibaba Group Holding	184	Qualcomm	-16
Priceline	128	Duluth Holdings	-13
Facebook	125	Snap	-4
American Tower	105	Cloudera	-3
Tencent Holdings	91	NVIDIA	-1
Alphabet	71	Discovery Communications**	-1
Crown Castle International	69	Xilinx*	-1
Ctrip.com International	67	Total	-80¢
PayPal Holdings	57		
Total	1,113¢		

12 Months Ended 6/30/17

Best Contributors		Worst Contributors	
Amazon.com	249¢	Verizon Communications	-48¢
Priceline	197	Liberty Global Plc LiLAC	-15
Alibaba Group Holding	180	Duluth Holdings	-11
T-Mobile US	136	Sarana Menara Nusantara	-5
Facebook	127	Snap	-4
Alphabet	114	Vodafone	-2
Tencent Holdings	102	Cloudera	-1
American Tower	79	Xilinx*	-1
Comcast	78	Mobileye**	-1
Charter Communications	69	Qualcomm	0
Total	1,331¢	Total	-88¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 74.25	$ 70.61	$ 65.07	$ 69.46	$ 53.30	$ 46.91
Investment activities						
Net investment income (loss) [(1)]	0.04	(0.02)	0.16	1.52	0.22	0.30
Net realized and unrealized gain / loss	14.69	5.32	7.64	1.13	21.30	10.31
Total from investment activities	14.73	5.30	7.80	2.65	21.52	10.61
Distributions						
Net investment income	–	(0.02)	(0.14)	(1.60)	(0.21)	(0.30)
Net realized gain	–	(1.64)	(2.12)	(5.44)	(5.15)	(3.92)
Total distributions	–	(1.66)	(2.26)	(7.04)	(5.36)	(4.22)
NET ASSET VALUE						
End of period	**$ 88.98**	**$ 74.25**	**$ 70.61**	**$ 65.07**	**$ 69.46**	**$ 53.30**

Ratios/Supplemental Data

Total return[(2)]	**19.84%**	**7.49%**	**12.00%**	**4.14%**	**40.78%**	**22.69%**
Ratio of total expenses to average net assets	0.78% [(3)]	0.79%	0.79%	0.80%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets	0.09% [(3)]	(0.03)%	0.23%	2.17%	0.35%	0.55%
Portfolio turnover rate	4.9%	15.7%	13.5%	24.7%	53.8%	39.2%
Net assets, end of period (in millions)	$ 4,250	$ 3,689	$ 3,573	$ 3,182	$ 3,329	$ 2,298

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/17	3/23/16[1] Through 12/31/16
NET ASSET VALUE		
Beginning of period	$ 74.31	$ 68.38
Investment activities		
Net investment income[2]	0.09	0.14
Net realized and unrealized gain / loss	14.70	7.45
Total from investment activities	14.79	7.59
Distributions		
Net investment income	–	(0.02)
Net realized gain	–	(1.64)
Total distributions	–	(1.66)
NET ASSET VALUE		
End of period	**$ 89.10**	**$ 74.31**

Ratios/Supplemental Data

Total return[3]	**19.90%**	**11.08%**
Ratio of total expenses to average net assets	0.66%[4]	0.67%[4]
Ratio of net investment income to average net assets	0.23%[4]	0.26%[4]
Portfolio turnover rate	4.9%	15.7%
Net assets, end of period (in thousands)	$ 116,246	$ 88,543

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 97.2%		
CONTENT 0.0%		
Media & Entertainment 0.0%		
Central European Media Enterprises, Warrants, 5/2/18 (1)	411,726	1,239
Total Content		1,239
INFORMATION SERVICES 0.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 - 07/02/14, Cost $429 (1)(2)(3)	15,041	204
Total Information Services		204
INTERNET 44.4%		
Internet Media / Advertising 17.1%		
Alphabet, Class A (1)	79,050	73,491
Alphabet, Class C (1)	179,853	163,438
Baidu, ADR (1)	348,596	62,350
Facebook, Class A (1)	1,733,100	261,663
NAVER (KRW)	14,897	10,920
Snap Inc., Class A (1)(4)	1,462,899	25,996
Snap Inc., Lock-up Shares, Class A Acquisition Date: 1/19/17, Cost $4,421 (1)(2)	287,823	4,859
Snap Inc., Lock-up Shares, Class B Acquisition Date: 5/6/16, Cost $4,421 (1)(2)	287,823	4,859
Tencent Holdings (HKD)	3,864,400	138,635
		746,211
Internet Retail 16.6%		
Alibaba Group Holding, ADR (1)	1,861,034	262,220
Amazon.com (1)	460,200	445,473
Duluth Holdings, Class B (1)(4)	981,000	17,864
		725,557
Internet Services 10.7%		
Angie's List (1)(4)	2,093,368	26,774

Ctrip.com International, ADR (1)	2,319,600	124,934
Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(2)(3)	186,860	2,107
Priceline (1)	157,772	295,116
Redfin, Acquisition Date: 4/2/14- 5/5/17, Cost $68 (1)(2)(3)	22,979	95
Trivago, ADR (1)(4)	816,600	19,321
		468,347
Total Internet		1,940,115
IT SERVICES 4.4%		
IT Services 2.0%		
Amadeus IT, A Shares (EUR)	203,439	12,161
Equinix, REIT	174,756	74,998
		87,159
Processors 2.4%		
PayPal Holdings (1)	1,997,300	107,195
		107,195
Total IT Services		194,354
MEDIA 18.1%		
Cable/Satellite 12.2%		
Charter Communications, Class A (1)	317,609	106,987
Comcast, Class A	5,543,500	215,753
Liberty Broadband, Class C (1)	756,416	65,619
Liberty Global, Series C (1)	4,144,521	129,226
Liberty Global Plc LiLAC, Class C (1)	665,156	14,241
		531,826
Gaming 0.4%		
Las Vegas Sands	296,950	18,972
		18,972

Media & Entertainment 5.5%		
Altice, Class A (1)	220,806	7,132
Altice, Class A (EUR) (1)	1,226,500	28,258
Altice, Class B (EUR) (1)	753,985	17,391
Central European Media Enterprises, Class A (1)(4)	1,344,800	5,379
MSG Networks (1)	714,200	16,034
Netflix (1)	490,280	73,253
Twenty-First Century Fox, Class A	1,731,800	49,079
Walt Disney	403,500	42,872
		239,398
Total Media		790,196
MISCELLANEOUS 0.8%		
Miscellaneous 0.8%		
Altaba (1)	615,600	33,538
Total Miscellaneous		33,538
SEMICONDUCTORS 2.0%		
Digital Semiconductors 2.0%		
NVIDIA	157,900	22,826
Qualcomm	920,060	50,806
Xilinx	193,100	12,420
Total Semiconductors		86,052
SOFTWARE 3.8%		
Applications Software 1.3%		
Atlassian, Class A (1)	739,599	26,019
Salesforce.com (1)	190,900	16,532
Workday (1)	150,200	14,569
		57,120

Enterprise Software 0.5%		
Cloudera (1)(4)	34,100	546
Cloudera, Lock-up Shares Acquisition Date: 2/5/14, Cost $4,527 (1)(2)	310,902	4,731
Coupa Software (1)(4)	593,193	17,191
		22,468
Software & Services 0.0%		
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $3,270 (1)(2)(3)	171,173	1,395
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $754 (1)(2)(3)	83,278	679
		2,074
Systems Software 2.0%		
ServiceNow (1)	432,549	45,850
VeriSign (1)(4)	428,500	39,834
		85,684
Total Software		167,346
TELECOM SERVICES 23.7%		
European Telecom 2.7%		
Iliad (EUR)	251,633	59,468
Vodafone (GBP)	19,926,351	56,590
		116,058
Towers 13.1%		
American Tower, REIT	1,872,500	247,769
Crown Castle International, REIT	2,154,868	215,875
Sarana Menara Nusantara (IDR)	82,395,300	23,482
SBA Communications, REIT (1)	646,300	87,186
		574,312
U.S. Wireless 7.9%		
T-Mobile US (1)	3,924,296	237,891

Verizon Communications	2,368,776	105,789
		343,680
Total Telecom Services		1,034,050
Total Common Stocks (Cost $2,037,050)		4,247,094
PREFERRED STOCKS 0.1%		
INTERNET 0.1%		
Internet Retail 0.1%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $4,945 (1)(2)(3)	41,294	4,945
Total Internet		4,945
Total Preferred Stocks (Cost $4,945)		4,945
CONVERTIBLE PREFERRED STOCKS 1.8%		
INTERNET 1.4%		
Internet Services 1.4%		
Airbnb, Series D, Acquisition Date: 4/16/14 Cost $5,109 (1)(2)(3)	125,499	13,177
Airbnb, Series E, Acquisition Date: 7/14/15 Cost $3,047 (1)(2)(3)	32,734	3,437
Houzz, Series D, Acquisition Date: 6/3/14 Cost $4,200 (1)(2)(3)	560,560	6,321
Redfin, Series F, Acquisition Date: 11/7/13 Cost $3,922 (1)(2)(3)	1,614,970	6,670
Uber Technologies, Series E, Acquisition Date: 12/5/14 Cost $6,573 (1)(2)(3)	197,272	8,429
Uber Technologies, Series G, Acquisition Date: 12/3/15 Cost $7,293 (1)(2)(3)	149,523	6,389
Vroom, Series F, Acquisition Date: 6/30/17 Cost $9,366 (1)(2)(3)	549,063	9,366

SHORT-TERM INVESTMENTS 0.5%

Money Market Funds 0.5%

T. Rowe Price Government Reserve Investment Fund, 0.99% (5)(6)	20,638,558	20,639
Total Short-Term Investments (Cost $20,639)		20,639

SECURITIES LENDING COLLATERAL 2.5%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 2.5%

Short-Term Funds 2.5%

T. Rowe Price Short-Term Fund, 1.07% (5)(6)	10,958,490	109,585
Total Investments through Securities Lending Program with State Street Bank and Trust Company		109,585
Total Securities Lending Collateral (Cost $109,585)		109,585
Total Investments in Securities 102.1% of Net Assets (Cost $2,230,573)		**$ 4,458,918**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $100,529 and represents 2.3% of net assets.
(3) Level 3 in fair value hierarchy. See Note 2.
(4) All or a portion of this security is on loan at June 30, 2017 -- total value of such securities at period-end amounts to $107,566. See Note 3.
(5) Affiliated Company
(6) Seven-day yield
ADR American Depository Receipts
EUR Euro
GBP British Pound
HKD Hong Kong Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,230,573)	$ 4,458,918
Receivable for investment securities sold	13,196
Dividends receivable	4,707
Receivable for shares sold	3,814
Foreign currency (cost $510)	511
Other assets	990
Total assets	4,482,136
Liabilities	
Obligation to return securities lending collateral	109,585
Payable for shares redeemed	3,447
Investment management fees payable	2,314
Due to affiliates	288
Payable to directors	3
Other liabilities	261
Total liabilities	115,898
NET ASSETS	**$ 4,366,238**
Net Assets Consist of:	
Undistributed net investment income	$ 1,907
Accumulated undistributed net realized gain	89,656
Net unrealized gain	2,228,385
Paid-in capital applicable to 49,065,376 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,046,290
NET ASSETS	**$ 4,366,238**
NET ASSET VALUE PER SHARE	
Investor Class	
($4,249,991,434 / 47,760,772 shares outstanding)	**$ 88.98**
I Class	
($116,246,108 / 1,304,604 shares outstanding)	**$ 89.10**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Dividend		$ 16,447
Securities lending		1,405
Total income		17,852
Expenses		
Investment management		13,158
Shareholder servicing		
Investor Class	$ 2,457	
I Class	1	2,458
Prospectus and shareholder reports		
Investor Class	66	
I Class	1	67
Custody and accounting		137
Registration		60
Legal and audit		23
Directors		7
Miscellaneous		35
Total expenses		15,945
Net investment income		1,907
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		67,647
Foreign currency transactions		(28)
Net realized gain		67,619
Change in net unrealized gain / loss		
Securities		664,728
Other assets and liabilities denominated in foreign currencies		43
Change in net unrealized gain / loss		664,771
Net realized and unrealized gain / loss		732,390
INCREASE IN NET ASSETS FROM OPERATIONS		$ 734,297

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies. The fund has two classes of shares: the Media & Telecommunications Fund (Investor Class) and the Media & Telecommunications Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $5,699,000 for the six months ended June 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 15% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, the value of loaned securities was $107,566,000; the value of cash collateral and related investments was $109,585,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $205,489,000 and $200,037,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $2,239,090,000. Net unrealized gain aggregated $2,219,868,000 at period-end, of which $2,265,631,000 related to appreciated investments and $45,763,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $1,111,000 for T. Rowe Price Services, Inc.; and $354,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group) and third quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Expense Group) and first quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 17, 2017